SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 7, 1998

                        ABC DISPENSING TECHNOLOGIES, INC.
                            -------------------------
                 (Formerly known as Pacific Forest Corporation)
               (Exact name of registrant as specified in charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

               0-14922                                59-2001203
       ------------------------            --------------------------------
       (Commission file number)           (IRS employer identification no.)


451 Kennedy Road, Akron, Ohio                             44305
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(Address of principal executive offices)                 (Zip Code)


                                  330-733-2841
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              (Registrant's telephone number, including area code)



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Item 5.       Other Events.

     ABC Dispensing Technologies, Inc. (the "Company") received correspondence after the close of business on October 7, 1998 from NASDAQ indicating a decision to delist the Company's common stock from The NASDAQ Small Cap Market effective with the close of business on October 7, 1998. The Company has issued a press release regarding this event which is attached hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              99.1   Press Release Re: NASDAQ delisting.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                             ABC DISPENSING TECHNOLOGIES, INC.

Date:  October 8, 1998                   By:  /s/ Charles M. Stimac
                                             ----------------------------------
                                              Charles M. Stimac, Jr., President



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